UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 6, 2018

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

495 Commerce Drive, Suite 3

Amherst, New York 14228

(Address of Principal Executive Offices, including zip code)

(716) 242-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Allied Motion Technologies Inc. (the “Company”), filed with the Securities and Exchange Commission on December 11, 2018 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of December 6, 2018 the Company completed the acquisition of TCI, LLC pursuant to a Unit Purchase Agreement dated as of December 6, 2018.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired.

The audited financial statements of TCI, LLC for the year ended December 31, 2017 and the related Independent Auditors Report thereon are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.  The unaudited condensed consolidated balance sheet as of September 30, 2018 and the related unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2018 and 2017 of TCI, LLC are filed as Exhibit 99.2 and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma consolidated statements of operations for the nine-month period ended September 30, 2018 and the year ended December 31, 2017 and the unaudited pro forma consolidated balance sheet as of September 30, 2018 together with related explanatory notes, showing the pro forma effect on the Company’s financial statements of the Company’s acquisition of TCI, LLC are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)                                 Exhibits.

23.1	Consent of Baker Tilly Virchow Krause, LLP

99.1	Audited financial statements of TCI, LLC as of and for the year ended December 31, 2017,and notes thereto.

99.2	Unaudited condensed consolidated financial statements of TCI, LLC as of September 30, 2018 and December 31, 2017, for the nine months ended September 30, 2018 and 2017, and notes related thereto.

99.3

Unaudited pro forma combined consolidated balance sheet as of September 30, 2018, unaudited pro forma combined consolidated statements of operations and comprehensive income for the nine months ended September 30, 2018 and the year ended December 31, 2017 and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2019

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ MICHAEL R. LEACH
Michael R. Leach
Chief Financial Officer